UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2008

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                    000-28867                    88-0407936
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

House No. 381, Street No. 13 , Sector F-10/2, Islamabad, Pakistan
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            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code +92 51 2878091-93

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 15, 2008, Averox Inc., (the "Company"), entered into a lease (the "Lease"), with Mr. Waqar Ahmed and certain other individuals for approximately 1,998 square feet of office space located at House No. 381, Street No. 13 , Sector F-10/2 in Islamabad, Pakistan. The leased space will serve as the Company's new principal executive office. The lease has a three year term expiring on June 14, 2011. The initial monthly rental is approximately $1,802 per month. The monthly rent increases by ten percent (10%) annually. A copy of the Lease is being furnished as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      10.1 Lease Agreement, dated as of June 15, 2008, between the Company, Mr. Waqar Ahmed and certain other individuals.


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

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVEROX INC.


Date: August 25, 2008                 By: /s/Salman Mahmood
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                                          Name:  Salman Mahmood
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer,
                                                 (Principal Executive Officer)


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